                                                                 Exhibit 10.41

                              AMENDMENT NUMBER ONE
                                       TO
                     BIZNESSONLINE.COM, INC. LOAN DOCUMENTS

  (To Add Xcalibur Internet, Inc. as a Borrower and to Increase and Restructure
                        Various Aspects of the Facility)

         THIS AMENDMENT NUMBER ONE TO BIZNESSONLINE.COM, INC. LOAN DOCUMENTS (as may be amended, modified and otherwise supplemented from time to time hereafter, this "Amendment") is made and effective as of December 13, 2000 (the "Amendment Closing Date"), by and among BIZNESSONLINE.COM, INC. ("BiznessOnline"), AND each direct and indirect Subsidiary of BiznessOnline, including Xcalibur Internet, Inc., formerly known as BOL Acquisition Co. XIII, Inc. ("Xcalibur"), and including any successor or permitted assignee thereof (each a "Borrower" and collectively the "Borrowers"), AND EACH FINANCIAL INSTITUTION THAT FROM TIME TO TIME IS A "LENDER" UNDER THE LOAN DOCUMENTS (each, a "Lender"; collectively, the "Lenders"), AND MCG FINANCE CORPORATION (including any successor, transferee, participant, pledgee and assignee thereof, "Administrative Agent"), as a Lender and as administrative agent for the Lenders.

                                 R E C I T A L S

         WHEREAS, Borrowers (other than Xcalibur) (each, an "Original Borrower"; collectively, the "Original Borrowers"), Administrative Agent and Lenders have entered into a certain Credit Facility Agreement dated as of March 16, 2000 (as amended and modified prior to the date hereof, the "Original Credit Agreement"; as amended hereby and as may be further amended and modified hereafter, the "Credit Agreement") pursuant to which Original Borrowers have borrowed $15.0 million from Lenders on a senior secured basis under a term loan arrangement; AND

         WHEREAS, Borrowers desire and have applied to Lenders (a) to amend the credit facility in order to add Xcalibur as a Borrower thereunder; AND (b) to increase the term loan arrangement to $17 million (such additional $2 million (or any portion thereof) to be advanced in the sole and absolute discretion of Lenders) and to otherwise restructure various aspects of the Term Loan Facility; AND

         WHEREAS, to facilitate the addition of Xcalibur as a Borrower, each Borrower desires to correspondingly amend and modify the Credit Agreement and the various related loan documents -- including, without limitation, the promissory note, the security agreements, and the other agreements and documents executed in connection therewith (collectively, as amended and modified prior to the date hereof, the "Original Loan Documents"; as amended hereby and as may be further amended and modified hereafter, the "Loan Documents"); AND

         WHEREAS, each Borrower has determined that it is in its best interest to execute this Amendment inasmuch as each such Borrower will derive substantial direct and indirect benefits from the amendments contemplated hereby; AND

         WHEREAS, Administrative Agent and Lenders are willing to accommodate Borrowers upon and subject to the terms, conditions and provisions of this Amendment;

         NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the other Loan Documents, and other good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, each Borrower, Administrative Agent and each Lender hereby agree as follows:


                ARTICLE 1: THE EXTENSION AMENDMENT AND SUPPLEMENT

         1.1. ADDITION OF XCALIBUR. Each Borrower (including Xcalibur) and Lender hereby agrees to add Xcalibur as a Borrower hereunder, under the Credit Agreement and under the other Loan Documents. Each Borrower (including Xcalibur) hereby agrees that it will be bound by (and will comply with) all of the conditions, representations and warranties, covenants, obligations, and Defaults and Events of Default under the Credit Agreement and the other Loan Documents, as though such Borrower were a party thereunder and a signatory thereto.

         1.2. INCREASED CREDIT LIMIT. The phrase "Term Loan Commitment" (as defined in the Original Credit Agreement) is hereby amended to mean $17.0 million rather than $15.0 million. In addition, all references in the Original Loan Documents (including the Original Credit Agreement, the promissory note and the security agreements) to the amount of "principal" available, guaranteed or otherwise secured in connection herewith and therewith is hereby similarly amended to mean $17.0 million rather than $15.0 million.

         1.3. FINAL TERM DRAW DATE - REVISED. The phrase "Final Term Draw Date" (as defined in the Original Credit Agreement) is hereby amended to mean March 31, 2001.

         1.4. TERM LOAN MATURITY DATE - REVISED. The phrase "Term Loan Maturity Date" (as defined in the Original Credit Agreement) is hereby amended to mean February 28, 2005 (as may be extended from time to time in Lenders' sole and absolute discretion).

         1.5. USE OF PROCEEDS - REVISED. Section 1.1.3 of the Original Credit Agreement is hereby amended by adding at the end thereof the following
Subsection:

                  "e. Up to $2.0 million, to fund the purchase of services (including, as applicable, salaries, promotional expenses, advertising expenses and professional fees) AND to fund the acquisition of property, plant, equipment and permissible Capital Expenditures."

         1.6. RATE MARGIN-REVISED. Section 1.1.5.5 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

                           "1.1.5.5. APPLICABLE RATE MARGINS. The Current Interest Rate Margin and the Deferred Interest Rate Margin applicable to the Term Loan Facility will be established as of the Amendment Closing Date and as of the first calendar day of each Interest Period after the date that Administrative Agent and Lenders receive or should have received the most recent periodic financial statements of Borrowers delivered in accordance with Section 4.2. The Current Interest Rate Margin and the Deferred Interest Rate Margin will be based upon the

         Leverage Ratio of (a) Funded Debt as of the date of establishment of such Rate Margins TO (b) OCF as of the last day of the fiscal quarter reflected on the most recent quarterly financial statements delivered to Administrative Agent and Lenders in accordance with Section 4.2, AND will be determined according to the following schedule:

                                                                       Adjusted LIBO
                                      Prime Rate Current               Rate Current                     Deferred
        Leverage Ratio               Interest Rate Margin           Interest Rate Margin          Interest Rate Margin
        --------------               --------------------           --------------------          --------------------
      LESS THAN 3                            3.25%                         4.75%                          0.0%
      GREATER THAN/EQUAL TO  3.0 but
      LESS THAN 4.0                          3.75%                         5.25%                          0.0%
      GREATER THAN/EQUAL TO 4.0 but
      LESS THAN 5.0                          4.25%                         5.75%                          0.0%
      GREATER THAN/EQUAL TO 5.0 but
      LESS THAN 6.0                          5.00%                         6.50%                          1.5%
      GREATER THAN/EQUAL TO 6.0              6.25%                         7.75%                          3.0%


         NOTWITHSTANDING THE FOREGOING, at any time when Deferred Interest has accrued but has not been paid, the Deferred Interest Rate Margin shall be 1.0% if the Leverage Ratio is less than 5.0. If Administrative Agent and Lenders do not timely receive acceptable quarterly financial statements prepared and delivered in accordance with Section 4.2, THEN Administrative Agent (in its sole and absolute discretion) may deem the applicable Rate Margin for each Portion to be the highest Rate Margin for the applicable Rate Index reflected in the chart above, either prospectively or retroactive to the first calendar day of the then-current fiscal quarter and continuing at such rate until Administrative Agent and Lenders have received acceptable quarterly financial statements prepared and delivered in accordance with Section
         4.2. Upon the funding of any Advance after the Closing Date in excess of $250,000, THEN Administrative Agent (in its sole and absolute discretion) may elect to prospectively adjust the Rate Margin applicable to each Portion to reflect the additional amount of Funded Debt thereby outstanding. Even though the pricing schedule above may contemplate Rate Margins for Leverage Ratios in excess of the Leverage Ratios from time to time permitted under Section 4.1: (1) the existence of such pricing in the above schedule (or the effectiveness thereof) does not amend any of the requirements under Section 4.1 or waive any Default or Event of Default caused by any non-compliance therewith from time to time AND (2) Administrative Agent and Lenders may nevertheless exercise from time to time during the occurrence of an Event of Default any and all rights and remedies that are permitted by any Loan Document or applicable law."

         1.7. APPLICABLE INTEREST RATE. The outstanding balance under the Term Loan Facility (including Deferred Interest) will bear interest (computed daily until paid in immediately available funds, whether prior to or after the Term Loan Maturity Date) at the applicable Rate Index PLUS the applicable Rate Margin. The applicable interest rate for the outstanding balance under the Term Loan Facility from the Amendment Closing Date until the first date on which the Rate Index or Rate

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Margin may be changed will be 17.33% per annum (I.E., the Adjusted LIBO Rate applicable for a 3-month period as of the Amendment Closing Date PLUS a Current Interest Rate Margin of 7.75% PLUS a Deferred Interest Rate Margin of 3.0% per annum).

         1.8. CALCULATION OF INTEREST - REVISED. Section 1.1.5.6 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

                  "1.1.5.6. CALCULATION OF INTEREST. Interest (including Deferred Interest) under the Term Loan Facility will be calculated, accrued, imposed and payable on the basis of a 360-day year for the actual number of days elapsed. Interest (including Deferred Interest) will begin to accrue on any amounts advanced to or on behalf of Borrowers under the Loan Documents on and as of the date such funds are advanced. Unless prohibited by applicable law, interest (other than Deferred Interest) will be compounded on a monthly basis and added to the outstanding principal balance, payable in accordance with Section 1.1.6.1.A. Unless prohibited by applicable law, Deferred Interest will be compounded on a monthly basis (separately from Current Interest). Interest on the Deferred Interest will be payable in accordance with
         Section 1.1.6.1.B."

         1.9. INTEREST PAYMENTS - REVISED. Section 1.1.6.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

                           "1.1.6.1.        INTEREST PAYMENTS.


                                    a. PAYMENT OF CURRENT INTEREST. Current
         Interest accrued under the Term Loan Facility is due and payable monthly in arrears on the last calendar day of each month and also, at the option of Administrative Agent, on the last calendar day of each Interest Period for any Portion accruing interest at an Adjusted LIBO Rate. Such payments shall commence on the first such date after the Amendment Closing Date. Upon prior written notice of at least 30 calendar days from Administrative Agent to Borrowers, Administrative Agent may change the date during a month on which such payments are due and payable.

                                    b. PAYMENT OF DEFERRED INTEREST. The accrued
         Deferred Interest (including all interest thereon) shall be due and payable in full in one lump sum upon the earliest occurrence of any of the following events: (a) the Term Loan Maturity Date, or (b) the date that all the Obligations hereunder are paid in full and the Loan Documents are terminated, or (c) the occurrence of any Event of Default, or (d) the acceleration of the Obligations."

         1.10.    ADJUSTMENT TO AMORTIZATION.

         a. Section 1.1.6.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "1.1.6.2.   PRINCIPAL PAYMENTS - AMORTIZATION. On the last
         calendar day of each February, May, August, and November (COMMENCING WITH FEBRUARY 28, 2002), a payment of principal in the amounts set forth below is due and payable in its entirety:

                             -------------------------------------- ----------------------------------
                                         PAYMENT DATE
                                      (LAST CALENDAR DAY)                    PAYMENT AMOUNT
                             -------------------------------------- ----------------------------------
                                    February, 2002                           $   600,000
                             -------------------------------------- ----------------------------------
                                    May, 2002                                $   937,500
                             -------------------------------------- ----------------------------------
                                    August, 2002                             $   937,500
                             -------------------------------------- ----------------------------------
                                    November, 2002                           $   937,500
                             -------------------------------------- ----------------------------------
                                    February, 2003                           $   937,500
                             -------------------------------------- ----------------------------------
                                    May, 2003                                 $1,125,000
                             -------------------------------------- ----------------------------------
                                    August, 2003                              $1,125,000
                             -------------------------------------- ----------------------------------
                                    November, 2003                            $1,125,000
                             -------------------------------------- ----------------------------------
                                    February, 2004                            $1,125,000
                             -------------------------------------- ----------------------------------
                                    May, 2004                                 $1,125,000
                             -------------------------------------- ----------------------------------
                                    August, 2004                              $1,125,000
                             -------------------------------------- ----------------------------------
                                    November, 2004                            $1,125,000
                             -------------------------------------- ----------------------------------
                                    February, 2005                       Remaining Balance
                             -------------------------------------- ----------------------------------


         Upon prior written notice of at least 30 calendar days from Administrative Agent to Borrowers, Administrative Agent may change the date during a quarter on which such payments are due and payable."


         b. Section 1.1.6.3 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

                  "1.1.6.3. PRINCIPAL PAYMENTS - DISCRETIONARY ADVANCES. The outstanding balance of the Discretionary Advances shall be due and payable on the earlier of (i) March 31, 2001 (as may be extended in accordance with the following sentence), OR (ii) the date of closing of a sale or merger of BiznessOnline pursuant to agreements that have been approved by Lenders in their sole discretion. NOTWITHSTANDING THE FOREGOING, the outstanding balance of the Discretionary Advances shall not be due and payable until June 30, 2001 if, prior to March 31, 2001, BiznessOnline issues and grants to Lenders entitled thereto (or their designated Affiliates) warrants exercisable into shares of common stock of BiznessOnline sufficient to represent 5.0% of its issued and outstanding shares of common stock as of March 31, 2000, on a fully diluted basis for a nominal exercise price. FURTHER, NOTWITHSTANDING THE FOREGOING, the outstanding balance of the Discretionary Advances shall not be due and payable until September 30, 2001 if, prior to June 30, 2001, BiznessOnline issues and grants to Lenders entitled thereto (or their designated Affiliates) warrants exercisable into shares of common stock of BiznessOnline sufficient to represent 5.0% of its issued and outstanding shares of common stock as of June 30, 2001, on a fully diluted basis for a nominal exercise price. FURTHER, NOTWITHSTANDING THE FOREGOING, the outstanding balance of the Discretionary Advances shall not be due and payable until December 31, 2001 if, prior to September 30, 2001, BiznessOnline issues and grants to Lenders entitled thereto (or their designated Affiliates) warrants exercisable into shares of common stock of BiznessOnline sufficient to represent 5.0% of its issued and outstanding shares of common stock as of September 30, 2001, on a fully diluted basis for a nominal exercise price. FURTHER, NOTWITHSTANDING THE FOREGOING, the outstanding balance of the Discretionary Advances shall not be due and payable until March 31, 2002 if, prior to December 31, 2001, BiznessOnline issues and grants to Lenders entitled thereto (or their designated Affiliates) warrants exercisable into shares of common stock of BiznessOnline sufficient to represent 5.0% of its issued and outstanding shares of common stock as of December 31, 2001, on a fully diluted basis for a nominal exercise price. All of the foregoing warrants will be issued pursuant to a warrant agreement in substantially the same form as the Warrant Agreement with such modifications as are necessary to reflect the applicable percentages and exercise prices. All outstanding Discretionary Advances must be paid in full on or before March 31, 2002."

         1.11. PREPAYMENTS - REVISED. Section 1.1.6.5 of the Original Credit Agreement is hereby amended by restating in its entirety Subsection (e) thereof:

                  "e. IN GENERAL. Any prepayments under the Term Loan Facility must include all accrued but unpaid Current Interest (and, with respect to prepayment in full of the Term Loan Facility, all accrued Deferred Interest) under the Term Loan Facility allocable to the amount paid through the date of such prepayment."

         1.12. FUTURE TERM LOAN ADVANCES - REVISED. Section 2.2 of the Original Credit Agreement is hereby amended by adding at the end thereof the following
Section 2.2.7:

                  "2.2.7 DISCRETIONARY ADVANCES. Administrative Agent and Lenders must have approved, in their sole and absolute discretion, each Discretionary Advance."

         1.13. FINANCIAL AND OPERATING COVENANTS - INTEREST COVERAGE - REVISED.
Section 4.1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "4.1.1. INTEREST COVERAGE RATIO. A ratio of Pro Forma OCF TO Interest Expense of NOT LESS THAN the following (WHICH covenant shall be reported quarterly under Section 4.2.2):

                                    a. 1.25-to-1.0, from April 1, 2001 through
                  June 30, 2001, AND


                                    b. 1.50-to-1.0, from July 1, 2001 through
                  September 30, 2001, AND

                                    c. 2.0-to-1.0, from and after October 1,
                  2001."

         1.14. FINANCIAL AND OPERATING COVENANTS - TOTAL CHARGE COVERAGE - REVISED. Section 4.1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "4.1.2. TOTAL CHARGE COVERAGE RATIO. As of and after April 1, 2001, a ratio of Pro Forma OCF TO Total Charges of NOT LESS THAN 1.10-to-1.0 (WHICH covenant shall be reported quarterly under Section 4.2.2)."


         1.15. FINANCIAL AND OPERATING COVENANTS - CASH FLOW LEVERAGE - REVISED.
Section 4.1.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "4.1.3. CASH FLOW LEVERAGE RATIO. A ratio of Funded Debt TO Pro Forma OCF of NOT more THAN the following (WHICH covenant shall be reported quarterly under Section 4.2.2):


                                    a. 6.0-to-1.0, from April 1, 2001 through
                  June 30, 2001, AND

                                    b. 5.0-to-1.0, from July 1, 2001 through
                  September 30, 2001, AND

                                    c. 4.0-to-1.0, from October 1, 2001 through
                  March 31, 2002, AND

                                    d. 3.0-to-1.0, from April 1, 2002 through
                  June 30, 2002, AND

                                    e. 2.0-to-1.0, from and after July 1, 2002."

         1.16. FINANCIAL AND OPERATING COVENANTS - MINIMUM MONTHLY REVENUE - NEW. The following provision is hereby added as a new Section 4.1.4 of the Credit Agreement:

                  "4.1.4. MINIMUM MONTHLY REVENUE. Revenue for the relevant month of AT LEAST the following amounts (WHICH covenant shall be measured as of the last day of each month and shall be reported monthly under Section 4.2.1):

                                    a. $2,200,000 during July 2000, AND

                                    b. $2,200,000 during August 2000, AND

                                    c. $2,200,000 during September 2000, AND

                                    d. $2,250,000 during October 2000, AND

                                    e. $2,250,000 during November 2000, AND

                                    f. $2,250,000 during December 2000, AND

                                    g. $2,300,000 during January 2001, AND

                                    h. $2,400,000 during February 2001, AND

                                    i. $2,500,000 during March 2001, AND

                                    j. as of and after April 2001, an increase
                  of $50,000 each month over the amount required during the immediately preceding month."

         1.17. FINANCIAL AND OPERATING COVENANTS - GROSS MARGIN - NEW. The following provision is hereby added as a new Section 4.1.5 of the Credit
Agreement:


                  "4.1.5. MINIMUM GROSS PROFIT MARGIN. Gross Profit Margin (as defined and calculated in accordance with GAAP) of AT LEAST the following percentages during each of the following fiscal quarters (WHICH covenant shall be reported quarterly under Section 4.2.2):

                                    a. 29%, for fiscal quarter ending September
                  30, 2000, AND

                                    b. 32%, for fiscal quarter ending December
                  31, 2000, AND

                                    c. 35%, for fiscal quarter ending March 31,
                  2001, AND

                                    d. 37%, for fiscal quarter ending June 30,
                  2001, AND

                                    e. 40%, for fiscal quarter ending September
                  30, 2001, AND

                                    f. 41%, for fiscal quarter ending December
                  31, 2001, AND

                                    g. 42%, for each fiscal quarter ending after
                  December 31, 2001."

         1.18. FINANCIAL AND OPERATING COVENANTS - MINIMUM CUSTOMERS - NEW. The following provision is hereby added as a new Section 4.1.6 of the Credit
Agreement:


                           "4.1.6. MINIMUM CUSTOMER COUNT. AT LEAST the
                  following number of distinct customers as of the end of each relevant month (WHICH covenant shall be reported monthly within 15 calendar days after the end of each month):

                                    a. 52,500 customers as of September 30,
                  2000, AND

                                    b. 53,500 customers as of October 31, 2000,
                  AND

                                    c. 54,500 customers as of November 30, 2000,
                  AND

                                    d. 55,500 customers as of December 31, 2000,
                  AND

                                    e. as of and after January 31, 2001, an
                  increase of 1,000 customers each month over the number required during the immediately preceding month."

         1.19. FINANCIAL AND OPERATING COVENANTS - MINIMUM AVERAGE BILLINGS - NEW. The following provision is hereby added as a new Section 4.1.7 of the Credit Agreement:

                  "4.1.7. MINIMUM AVERAGE BILLINGS. Monthly Average Billings (defined as total billings during the relevant month DIVIDED BY the number of distinct customers as of the last Business Day of such month) of AT LEAST $35 per customer (WHICH covenant shall be reported monthly within 15 calendar days after the end of each month)."

         1.20. FINANCIAL STATEMENT FORMAT REQUIREMENTS - REVISED. After the Amendment Closing Date, all financial statements delivered under Section 4.2 of the Credit Agreement shall be in the form of consolidated and consolidating financial statements.

         1.21. MONTHLY REPORTING REQUIREMENTS - NEW. In addition to the monthly reporting requirements under Section 4.2.1 of the Credit Agreement, within 15 calendar days after the end of each calendar month, Borrowers must also prepare and deliver to Administrative Agent under a certificate executed by the chief financial officer or other senior executive officer of Borrowers acceptable to Administrative Agent the following additional information (in such form and substance as may required by and acceptable to Administrative Agent): (a) the number of dial-up accounts and average monthly billings for such accounts, AND
(b) the number of hosting/co-locations accounts and average monthly billings for such accounts, AND (c) the number of dedicated accounts and average monthly billings for such accounts, AND (d) the number of telecommunications accounts and average monthly billings for such accounts, AND (e) with respect to each of the categories of accounts described in Clauses "(a)" through "(d)", the number of customers at the beginning of such period and at the end of such period as well as the number of new customers added during such period, the number of customers deleted during such period, and the number of customers that are delinquent in payment by more than 45 calendar days.

         1.22.    FEES AND EXPENSES.

                  a. ORIGINATION FEE. On the Amendment Closing Date, Borrowers will pay Administrative Agent an Origination Fee in the amount of $75,000, which amount is treated as prepaid non-refundable interest.

                  b. AMENDMENT FEE. In the event the Merger Condition is not satisfied before February 15, 2001, as consideration for the amendments and consents agreed to under this Amendment, Borrowers hereby agree to pay Administrative Agent (for the ratable benefit of Lenders) on February 15, 2001 an Amendment Fee in the amount of $200,000. The Amendment Fee shall be paid by issuance of shares of Common Stock of BiznessOnline on a fully-paid, non-assessable basis using the following formula: (i) $200,000 DIVIDED BY (ii) the average closing price of the common stock of BiznessOnline as reported on the NASDAQ during the 20 consecutive trading sessions ending two trading sessions prior to the Amendment Closing Date (which results in 394,485 shares at a price per share of $.507025).

                  c. AMORTIZATION MODIFICATION FEE. In the event the Merger Condition is not satisfied before February 15, 2001, as consideration for the modification to the amortization schedule, as described in Section 1.3 above, Borrowers hereby agree to pay Administrative Agent (for the ratable benefit of Lenders) on February 15, 2001 an Amortization Modification Fee in the amount of $150,000. The Amortization Modification Fee shall paid by issuance of shares of Common Stock of BiznessOnline on a fully-paid, non-assessable basis using the following formula: (i) $150,000 DIVIDED BY (ii) the average closing price of the common stock of BiznessOnline as reported on the NASDAQ during the 20 consecutive trading sessions ending two trading sessions prior to the Amendment Closing Date (which results in 295,843 shares at a price per share of $.507025).

                  d. SUCCESS FEE - REVISED. Section 1.7.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "1.7.3. SUCCESS FEE. If on or before November 30, 2002, Borrowers prepay in full the Term Loan Facility (whether voluntarily, on a mandatory basis or otherwise) THEN Borrowers shall also pay to Administrative Agent (for the ratable benefit of Lenders) a Success Fee in the amount of 2.5% of the total Term Loan Commitment."

                  e. ISSUANCE OF ADDITIONAL WARRANTS. In the event the Merger Condition is not satisfied on or before February 15, 2001, as additional compensation for the cost and risk associated with underwriting and establishing the increased amount of the Term Loan Facility including but not limited to funding any Discretionary Advances (BUT in no way affecting or relieving any Borrower of any of its obligations to fully and timely perform and repay the entire indebtedness due under the Loan Documents) on February 15, 2001, BiznessOnline will issue and grant to Lenders entitled thereto (or their designated Affiliates) warrants exercisable into shares of common stock of BiznessOnline sufficient to represent 3% of its issued and outstanding shares of common stock as of the Amendment Closing Date (375,487 shares), for a per share exercise price equal to the average closing price of the common stock of BiznessOnline as reported on the NASDAQ during the 20 consecutive trading sessions ending two trading sessions prior to the Amendment Closing Date ($.507025 per share), pursuant to a warrant agreement in substantially the same form as the Warrant Agreement with such modifications as are necessary to reflect the applicable percentages and exercise prices.

                  f. PERIODIC FACILITY FEE. Section 1.7 of the Original Credit Agreement is amended by adding the following Section 1.7.5:

                  "1.7.5. PERIODIC FACILITY FEE. Borrowers will pay Lenders a Periodic Facility Fee at the rate of 4.0% per annum on the average daily un-borrowed portion of the Term Loan Commitment. Such fee will be calculated by

         Administrative Agent and will be due and payable quarterly in arrears on the last calendar day of each January, May, August and November."

                  g. DOCUMENTATION FEES AND EXPENSES. In accordance with Section
4.16 of the Credit Agreement, Borrowers hereby agree to pay Administrative Agent (immediately upon demand) a documentation fee in the amount of $19,800 with respect to the preparation, negotiation, and execution of this Amendment.

                  h. WARRANTS. In the event the Merger Condition is not satisfied on or before February 15, 2001, as additional compensation for the agreements and modifications set forth herein, BiznessOnline shall issue to the Lenders entitled thereto warrants exercisable into shares of common stock of BiznessOnline sufficient to represent approximately 7.0% of its issued and outstanding shares of common stock as of the Amendment Closing Date, on a fully diluted basis (warrants to purchase 550,000 shares at an exercise price of $3.50 per share, and warrants to purchase 275,000 shares at an exercise price of $8.50 per share) pursuant to a warrant agreement dated as of February 15, 2001, which warrant agreement shall be in substantially the same form as the Warrant Agreement with such modifications as are necessary to reflect the applicable percentages and exercise prices. In such event, MCG agrees to convey the existing Warrants issued pursuant to the Original Credit Agreement to BiznessOnline for $100.00.

         1.23 REVISED DEFINITIONS. The following definitions in Article 9 are hereby added thereto or amended and restated in their entirety:

                  a. "CURRENT INTEREST" means accrued interest resulting from the application of the Current Interest Rate to the outstanding balance hereof.

                  b. "CURRENT INTEREST RATE" means the applicable Rate Index PLUS the Current Interest Rate Margin.

                  c. "CURRENT INTEREST RATE MARGIN" has the meaning set forth in
Section 1.1.5.5.

                  d. "DEFERRED INTEREST" means accrued interest resulting from the application of the Deferred Interest Rate Margin to the outstanding balance hereof AND all interest thereon.

                  e. "DEFERRED INTEREST RATE MARGIN" has the meaning set forth in Section 1.1.5.5.

                  f. "DISCRETIONARY ADVANCE" means any Advance of the $2 million increase in the Term Loan Commitment pursuant to the Amendment Number One to BiznessOnline.Com, Inc. Loan Documents in accordance with Section 2.2 hereof.

                  g. "MERGER CONDITION" means that (i) BiznessOnline and an acquiror have each executed and delivered a definitive agreement for the merger of BiznessOnline with or into such other entity, and (ii) that the terms, conditions and provisions of such merger agreement and the identity of such acquiror are satisfactory in form and in substance to Lenders in their sole and absolute discretion.

                  g. "RATE MARGIN" means each of the applicable Current Interest Rate Margin AND the applicable Deferred Interest Rate Margin.

         1.24 SUPPLEMENTS TO LOAN DOCUMENT SCHEDULES. Schedule 1.24 hereto supplements and otherwise modifies (to the extent necessary) the various schedules and exhibits to the Loan Documents in order to make each such schedule and exhibit to each such document true, accurate and complete in all material respects as of the Amendment Closing Date.

         1.25. REAFFIRMATION OF COLLATERALIZATION FOR NEW INDEBTEDNESS HEREUNDER. Each Obligor hereby confirms that the Collateral under and as defined in the Original Loan Documents for the indebtedness under the Original Loan Documents also serves as collateral security for the funds advanced pursuant to this Amendment and the other Loan Documents. To the extent not otherwise already covered by the Loan Documents, each Borrower hereby grants and pledges to Administrative Agent (for the benefit of itself and the other Lenders) a present, absolute, unconditional and continuing security interest in and pledge of and collateral assignment of all of the Collateral under and as defined in the Loan Documents to which such Borrower is a party as collateral security for funds advanced pursuant to the Credit Agreement and the other Loan Documents.

         1.26. REFERENCES IN OTHER LOAN DOCUMENTS. In furtherance of the foregoing,

                  a. References in the Original Credit Agreement to the "Agreement" or "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby). References in the other Loan Documents to the "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby).

                  b. References in the Original Loan Documents (including in the Credit Agreement) to the other "Loan Documents" (either as a group or individually) or to such other documents by their individual separate titles hereafter mean such Loan Documents (as amended hereby).

         1.27. POST-CLOSING COVENANTS. Lenders hereby waive the Defaults and Events of Default under Section 4.20 and 7.1.4 of the Credit Agreement resulting from Borrowers' failure to deliver certain documents set forth in Section 4.20 within the time periods set forth therein, PROVIDED THAT (a) within 30 calendar days after the Amendment Closing Date, Borrowers deliver an Estoppel and Consent Agreement in a form provided by the Lenders from Cisco Systems Capital Corporation regarding the Master Lease Agreement #2581 entered into by Global 2000 Communications, Inc., AND (b) within 10 calendar days after the Amendment Closing Date, Borrowers deliver a copy of the referenced and scheduled lease for the Landlord Estoppel and Consent Agreement on the premises occupied by Borg Internet Services, Inc., AND (c) within 10 calendar days after the Amendment Closing Date, Borrowers deliver a copy of the Articles of Incorporation (including all amendments thereto) of Xcalibur Internet, Inc. certified by the Secretary of State of the State of New York, AND (d) within 10 calendar days after the Amendment Closing Date, Borrowers deliver an opinion of counsel of Duffy & Sweeney with respect to such matters concerning the Amendment as shall be reasonably required by Administrative Agent and its counsel, AND (e) Borrowers use their best efforts to obtain within 45 calendar days after the Amendment Closing Date, a date down endorsement to the lender's policy of title insurance on the Johnstown, New York location.

         1.28. RELATIONSHIP TO LOAN DOCUMENTS. This Amendment is an amendment and supplement to (and not a novation of) the Loan Documents as well as the schedules thereto WITHOUT any discharge, release or satisfaction of the existing obligations or indebtedness (or any guaranty or collateral security therefor), all of which obligations, indebtedness and security remains outstanding under the Loan Documents. Except as specifically amended by this Amendment, the Loan Documents are (and continue to be) in full force and effect as in effect prior to the date hereof. This Amendment becomes effective as to any party as of the date of its execution hereof, AND the failure of any party hereto to execute this Amendment shall in no way affect the obligations hereunder or under the other Loan Documents of the parties hereto that have executed this Amendment. While this Amendment (for convenience of the parties hereto) has been prepared for execution by all Borrowers, except as otherwise expressly provided herein, this Amendment shall not create for any Borrower liability under any Loan Document to which such Borrower is not a signatory.

                            ARTICLE 2: MISCELLANEOUS

         2.1. LOAN DOCUMENT; DEFINITIONS. This Amendment is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof. Capitalized terms used herein without separate definitions have the meaning ascribed to such terms in the Credit Agreement (if such a definition exists therein) or in the other Loan Documents. The rules of construction and the number and gender provisions under Article 9 of the Credit Agreement are also applicable herein.

         2.2. ADDITIONAL REPRESENTATIONS AND COVENANTS. Each Borrower makes the following representations and warranties solely with respect to this Amendment and any Loan Document to which such Borrower is a signatory:

                  2.2.1. AUTHORIZATION AND ENFORCEABILITY. Each Borrower represents and warrants (a) that it has the full power and authority to enter into, to deliver and to perform this Amendment, the Credit Agreement and the other Loan Documents to which it is a party, and all other agreements and actions required of it hereunder, AND (b) that all actions necessary or appropriate for such Borrower's execution, delivery and performance of this Amendment, the Credit Agreement and the other Loan Documents, and all other agreements and actions required hereunder or thereunder have been properly and fully taken, AND (c) that, upon execution and delivery, this Amendment as well as the Credit Agreement and the other Loan Documents will constitute the legal, valid and binding obligations of each party hereto or thereto enforceable in accordance with the terms hereof or thereof, EXCEPT as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity.

                  2.2.2. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby renews each and all representations and warranties made by it contained in the Loan Documents, AND each Borrower hereby represents and warrants that all such representations and warranties (as modified by the schedules related thereto) are true, correct and complete in all material respects on and as of the Amendment Closing Date.

                  2.2.3. NO DEFAULT. Each Borrower hereby represents and warrants that no Default or Event of Default currently exists under the Loan Documents to which it is a party. Each Borrower hereby represents and warrants that no Default or Event of Default under the Loan Documents to which it is a party will result from the execution, delivery or performance of this Amendment.

                  2.2.4. BORROWER SOLVENCY. Subject to revised Schedule 3.19 attached hereto at Schedule 1.24, no Borrower is "insolvent," as such term is defined in Section 101(32) of the Bankruptcy Code (11 U.S.C. ss. 101(32)). No Borrower, by virtue of its obligations and actions in connection with the Loan Documents, has engaged or is engaging in any transaction that constitutes a fraudulent transfer or fraudulent conveyance under applicable federal or state law (including under Section 548 of the Bankruptcy Code or under the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act).

         2.3. BINDING AND GOVERNING LAW. This Amendment has been delivered by Borrowers and has been received by Administrative Agent in the Commonwealth of Virginia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, personal representatives and executors. This Amendment shall be governed as to its validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of the Commonwealth of Virginia).

         2.4. SURVIVAL. All agreements, representations, warranties and covenants of any Borrower contained herein or in any documentation required hereunder shall survive the execution and delivery of this Amendment and (except as otherwise expressly provided herein) will continue in full force and effect so long as any indebtedness or other obligation of any Borrower to Administrative Agent or any Lender remains outstanding under any of the Loan Documents.

         2.5. NO WAIVER; DELAY IN ACTING. To be effective, any waiver by Administrative Agent must be expressed in a writing executed by Administrative Agent. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not act as a waiver of any Default or any right, power or remedy of Administrative Agent or any Lender under any Loan Document or any other agreements and documents executed in connection herewith or therewith and shall not constitute a waiver of any provision thereof. If Administrative Agent waives any power, right or remedy arising hereunder or under any applicable law, THEN such waiver will not be deemed to be a waiver upon the later occurrence or recurrence of any events giving rise to the earlier waiver. No failure or delay by Administrative Agent to insist upon the strict performance of any term, condition, covenant, or agreement of this Amendment or any other Loan Document, or to exercise any right, power or remedy hereunder or thereunder, will constitute a waiver of any such term, condition, covenants or agreement or of any such breach, or preclude Administrative Agent from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under any Loan Document, Administrative Agent will not be deemed to have waived the right either to require prompt payment when due of all other amounts payable under a Loan Document or to declare an Event of Default for failure to effect such prompt payment of any such other amount. The remedies provided herein are cumulative and not exclusive of each other, the remedies provided by law, and/or the remedies provided by the other Loan Documents.

         2.6. MODIFICATION. Except as otherwise provided in this Amendment, no modification or amendment hereof shall be effective unless made in writing and signed by Administrative Agent and any other party hereto as to which such amendment or modification is applicable.

         2.7. HEADINGS. The various headings in this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

         2.8. PRIOR AGREEMENTS. This Amendment shall completely and fully supersede all other and prior agreements and correspondence (both written and oral) by and between Borrowers and Administrative Agent concerning the terms and conditions of this Amendment.

         2.9. SEVERABILITY. If fulfillment of any provision hereof or any transaction related hereto or to the other Loan Documents at the time performance thereof shall be due shall involve transcending the limit of validity prescribed by law, THEN IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision herein contained operates or would prospectively operate to invalidate this Amendment or any other Loan Document, in whole or in part, THEN such clause or provision only shall be void, as though not herein or therein contained, AND the remainder of this Amendment and the other Loan Documents shall remain operative and in full force and effect; PROVIDED, HOWEVER, if any such provision pertains to the repayment of any indebtedness under the Loan Documents, THEN the occurrence of any such invalidity shall constitute an immediate Event of Default under the Credit Agreement.

         2.10. COUNTERPARTS. This Amendment may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

         2.11. WAIVER OF SUBROGATION. Until the Obligations are paid in full and the Loan Documents are terminated, each Borrower hereby waives any and all rights of subrogation, contribution and reimbursement that it, he or she may now have or hereafter acquire with respect to its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

         2.12. WAIVER OF SURETYSHIP DEFENSES. Each Borrower hereby waives any and all defenses and rights of discharge based upon suretyship or impairment of collateral (including, without limitation, lack of attachment or perfection with respect thereto) that it, he or she may now have or may hereafter acquire with respect to Administrative Agent or any Lender or any of its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

         2.13. WAIVER OF LIABILITY. EACH BORROWER (A) AGREES THAT NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY TO ANY BORROWER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY BORROWER IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD AND (B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM

AGAINST ADMINISTRATIVE AGENT OR ANY LENDER (OR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE, EXCEPT FOR CLAIMS FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY WITH RESPECT TO (AND EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY BORROWER IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH.

         2.14. FORUM SELECTION; CONSENT TO JURISDICTION. ANY LITIGATION IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY BORROWER WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY BORROWER, ANY COLLATERAL OR ANY OTHER PROPERTY MAY ALSO BE BROUGHT (AT ADMINISTRATIVE AGENT'S AND LENDERS' OPTION) IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR WHERE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE OBTAIN PERSONAL JURISDICTION OVER SUCH BORROWER. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE COMMONWEALTH OF VIRGINIA. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THEN SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT.

         2.15. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY BORROWER. EACH BORROWER ACKNOWLEDGES AND AGREES (A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY), AND (B) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL

INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING ADVANCES THEREUNDER.

         2.16. CONSTRUCTION. The language in all parts of this Amendment and the other Loan Documents in all cases shall be construed as a whole according to its fair meaning.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER ONE, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


ATTEST:                                              BIZNESSONLINE.COM, INC.

By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                                       GLOBAL 2000 COMMUNICATIONS, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              ALBANYNET, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              WEBWAY INTERNET, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER ONE, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


ATTEST:                                              ASCENT NETWORKING, INC.

By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              CYBERZONE, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              CARAVELA SOFTWARE, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              NECANET, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER ONE, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


ATTEST:                                              PRIME COMMUNICATION SYSTEMS, INCORPORATED

By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              INFOBOARD, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              BORG INTERNET SERVICES, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              ULSTERNET, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER ONE, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


ATTEST:                                              BOL ACQUISITION CO. II, INC.

By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              BOL ACQUISITION CO. III, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              BOL ACQUISITION CO. VIII, INC.


By: /S/ DANIEL J. SULLIVAN                           By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


ATTEST:                                              XCALIBUR INTERNET, INC.


By:/S/ DANIEL J. SULLIVAN                            By: /S/ MARK E. MUNRO
   ---------------------------------                    -----------------------------------------
Name:    Daniel J. Sullivan                             Name:    Mark E. Munro
Title:   Vice President                                 Title:   President and Treasurer

[SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER ONE, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


WITNESS:                                MCG FINANCE CORPORATION (as
                                        Administrative Agent and a Lender)


_______________________________         By: /S/ STEVEN F. TUNNEY
                                            --------------------------------
                                            Name:   Steven F. Tunney
                                            Title:  Chief Operating Officer and
                                                    Executive Vice President



WITNESS:                                MCG CREDIT CORPORATION (as a Lender)


_______________________________         By: /S/STEVEN F. TUNNEY
                                           --------------------------------
                                        Name:    Steven F. Tunney
                                        Title:   Chief Operating Officer and
                                                 Executive Vice President